                                                                    EXHIBIT 10.4

                                [CFI LETTERHEAD]


                                                                   DATE 11/25/91

                                  ORDER REQUEST


ORDER NO.      ORDER DATE          CUSTOMER NO.        CUSTOMER P.O. NO.        SALESPERSON         REGION
1844                                                                              Groskop             50

SOLD TO:
-------

NAME:     MIAMI COUNTY NATIONAL BANK

ATTN:     BETTY KERN

STREET:   ONE S. PEARL STREET

CITY:     PAOLA, KS 66071

PHONE:    (913) 294-4311

FAX:      (913) 294-4233

QTY ORDERED             ITEM NO./DESCRIPTION             UNIT LIST PRICE          EXTENDED LIST PRICE
1              16200NN/Laser Pro Novell Network Disks         N/C                       N/C


              Upgrading to network - Not adding users.
              Bank agrees to have only one workstation on The network processing loans through LASER PRO.




Special Instructions: 3 1/2 Disk Size Required

Customer Signature                         ACCEPTED BY

/s/ Phyllis Trickett                       /s/ J.M Swan
----------------------------               -----------------------------------

Printed Name/Title                         Printed Name/Title

Phyllis Trickett, Asst. V.P.               Jeffrey M. Swan, SR. Vice President
----------------------------               -----------------------------------


Date: 11/29/91   Phone (913) 294-4311      Date: 12/3/91

                                [CFI LETTERHEAD]


                                  CFI LASER PRO
                        Maintenance and Service Agreement

[CF1 LOGO]

We are pleased to provide your LASER PRO Maintenance and Service Agreement from CFI. It is effective once we have signed below and you have accepted our service by installing LASER PRO. Please read this agreement carefully. Store your copy of this agreement in a safe place. Make sure users keep the Agreement Number handy when they call for assistance.

AGREEMENT NO.                 DATE OF AGREEMENT      SUPPORT TELEPHONES TO CALL
 91LP-0531U       KSM100           9/27/91                 1-800-274-7280

CUSTOMER NAME, STREET ADDRESS, CITY, STATE, ZIP
 MIAMI COUNTY NATIONAL BANK
 MARY ELLEN GILCHRIST
 I SOUTH PEARL ST
 PAOLA                          KS                  66071
   Application      X Closing         Tracking
 --                ---             --
Maintenance Fees
VARIABLE, $3.00 PER LOAN, $3000.00 ANNUAL MINIMUM, BILLED IN ADVANCE IN QUARTERLY INCREMENTS.
State Laws Under Which you will Lend: KS
   Expiration Date              , 19       X   Continuous
--                 -------------    --    ---
                                          1. You may terminate this agreement
                                             with 60 days written notice to CFI.
                                             If Maintenance fees have been
                                             prepaid, you will be entitled to a
                                             prorata refund on the unused amount
                                             less a $250 termination charge.
                                          2. CFI may change its terms upon a
                                             minimum 90 days written notice.

SERVICES PROVIDED: Payment of maintenance fees listed above entitles you to the following services by CFI:
     1.   Updates - Updates to the presently editing functions of the software.
     2. Toll Free Support - Unlimited access to CFI's 800 telephone support during CFI's support hours (6:00 am to 6:00 PM Pacific Time).
     3. Compliance Newsletter - Or a copy of the CFI compliance newsletter as it is Published.
     4. Corrections - Prompt corrections of any problems in the software that are attributable to CFI and which significantly affect the use of the software. CFI must be notified of the situation and you must help CFI duplicate the problem. CFI will fix the problem without additional charge. Correction will be made by CFI at the location of its choosing.
CUSTOMER REQUIREMENTS:
You will pay CFI the maintenance fees as set forth above in accordance with the terms of any related Invoice.
     2. You will promptly Install mid use arty updates or corrections supplied by CFI
     3. You will run and promptly submit the activity mid transaction data reports produced by the system. If the maintenance fees above are based upon the number of loans produced by the system, then for the purposes of this agreement a loan produced by the system shall mean any lending transaction where some or all of the lending documents are generated on LASER PRO and the transaction is consummated and boarded on your books of account This includes all new loam, renewals. extensions. and substitutions of older loans whether those loan documents were created on LASER PRO or not.
     4. If the maintenance fees we based upon the system transaction volume,. then you realize these maintenance fees are rightfully due to CFI and CFI has the right to audit your books (at CFI's cost) solely for the purpose of determining that the appropriate information is being provided to CFI so it may generate maintenance billings.
ADDITIONAL PROVISIONS:
     1. CFI will not be required to fix any problems which are attributable to your modifying the software or moving it to new or different hardware, operating systems. networks or the like. CFI is not required to fix any problems not caused by LASER PRO (such as local area network problems).
     2. Travel expenses we not covered by this agreement if CFI is required to travel to your site to fix a problem, and that problem is caused by you, then you will reimburse CFI its reasonable out-of-pocket travel expenses.
     3.   This agreement is governed by the laws of the state of Oregon

CFI SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER OR ANY OTHER REMEDIES UNDER CONTRACT OR TORT THEORIES OF LAW, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, BUSINESS INTERRUPTIONS, LOSS OF BUSINESS REVENUE. OR LOSS OF BUSINESS INFORMATION, ARISING OUT OF THE USE OF THE SOFTWARE EVEN IF CFI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CFI DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
Additional Terms and Conditions (if any) shown on reverse.

 CFI  BANKERS SERVICE GROUP, INC.
 AUTHORIZED SIGNATURE                    PRINTED NAME
 /s/ J.M. Swan                               Jeffrey H. Swan, Sr. Vice President
 --------------------------------            -----------------------------------

                                [CFI LETTERHEAD]


                                  CFI LASER PRO
                        Maintenance and Service Agreement

[CF1 LOGO]

We are pleased to provide your LASER PRO Maintenance and Service Agreement from CFI. It is effective once we have signed below and you have accepted our service by installing LASER PRO. Please read this agreement carefully. Store your copy of this agreement in a safe place. Make sure users keep the Agreement Number handy when they call for assistance.

AGREEMENT NO.                 DATE OF AGREEMENT      SUPPORT TELEPHONES TO CALL
 91LP-0531        KSM100         06/21/91                 1-800-274-7280

CUSTOMER NAME, STREET ADDRESS, CITY, STATE, ZIP
 MIAMI COUNTY NATIONAL BANK
 MARY ELLEN GILCHRIST
 I SOUTH PEARL ST
 PAOLA                          KS                  66071
   Application      X Closing         Tracking
 --                ---             --
Maintenance Fees
$0.00 Per Loan or $350.00 Monthly Minimum
State Laws Under Which you will Lend: KS
   Expiration Date              , 19       X   Continuous
--                 -------------    --    ---
                                          1. You may terminate this agreement
                                             with 60 days written notice to CFI.
                                             If Maintenance fees have been
                                             prepaid, you will be entitled to a
                                             prorata refund on the unused amount
                                             less a $250 termination charge.
                                          2. CFI may change its terms upon a
                                             minimum 90 days written notice.

SERVICES PROVIDED: Payment of maintenance fees listed above entitles you to the following services by CFI:
     1.   Updates - Updates to the presently editing functions of the software.
     2. Toll Free Support - Unlimited access to CFI's 800 telephone support during CFI's support hours (6:00 am to 6:00 PM Pacific Time).
     3. Compliance Newsletter - Or a copy of the CFI compliance newsletter as it is Published.
     4. Corrections - Prompt corrections of any problems in the software that are attributable to CFI and which significantly affect the use of the software. CFI must be notified of the situation and you must help CFI duplicate the problem. CFI will fix the problem without additional charge. Correction will be made by CFI at the location of its choosing.
CUSTOMER REQUIREMENTS:
You will pay CFI the maintenance fees as set forth above in accordance with the terms of any related Invoice.
     2. You will promptly Install mid use arty updates or corrections suppled by CFI.
     3. You will run and promptly submit the activity mid transaction data reports produced by the system. If the maintenance fees above are based upon the number of loans produced by the system, then for the purposes of this agreement a loan produced by the system shall mean any lending transaction where some or all of the lending documents are generated on LASER PRO and the transaction is consummated and boarded on your books of account. This includes all new loam, renewals. extensions. and substitutions of older loans whether those loan documents were created on LASER PRO or not.
     4. If the maintenance fees we based upon the system transaction volume,. then you realize these maintenance fees are rightfully due to CFI and CFI has the right to audit your books (at CFI's cost) solely for the purpose of determining that the appropriate information is being provided to CFI so it may generate maintenance billings.
ADDITIONAL PROVISIONS:
     1. CFI will not be required to fix any problems which are attributable to your modifying the software or moving it to new or different hardware, operating systems. networks or the like. CFI is not required to fix any problems not caused by LASER PRO (such as local area network problems).
     2. Travel expenses we not covered by this agreement if CFI to required to travel to your site to fix a problem, and that problem is caused by you, then you will reimburse CFI its reasonable out-of-pocket travel expenses.
     3.   This agreement is governed by the laws of the state of Oregon

CFI SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER OR ANY OTHER REMEDIES UNDER CONTRACT OR TORT THEORIES OF LAW, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, BUSINESS INTERRUPTIONS, LOSS OF BUSINESS REVENUE. OR LOSS OF BUSINESS INFORMATION, ARISING OUT OF THE USE OF THE SOFTWARE EVEN IF CFI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CFI DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Additional Terms and Conditions (if any) shown on reverse.


 CFI  BANKERS SERVICE GROUP, INC.
 AUTHORIZED SIGNATURE                    PRINTED NAME
 /s/ J.M. Swan                               Jeffrey H. Swan, Sr. Vice President
 --------------------------------            -----------------------------------

                                [CFI LETTERHEAD]


                                CFI LASER(TM) PRO
                        Maintenance and Service Agreement

[CF1 LOGO]

We are pleased to provide your LASER PRO Maintenance and Service Agreement from CFI. It is effective once we have signed below and you have accepted our service by installing LASER PRO. Please read this agreement carefully. Store your copy of this agreement in a safe place. Make sure users keep the Agreement Number handy when they call for assistance.

AGREEMENT NO.                 DATE OF AGREEMENT      SUPPORT TELEPHONES TO CALL
 91LP-0531        KSM100         06/21/91                 1-800-274-7280

CUSTOMER NAME, STREET ADDRESS, CITY, STATE, ZIP
 MIAMI COUNTY NATIONAL BANK
 MARY ELLEN GILCHRIST
 I SOUTH PEARL ST
 PAOLA                          KS                  66071
   Application      X Closing         Tracking
 --                ---             --
Maintenance Fees
$0.00 Per Loan or $350.00 Monthly Minimum
State Laws Under Which you will Lend: KS
   Expiration Date              , 19       X   Continuous
--                 -------------    --    ---
                                          1. You may terminate this agreement
                                             with 60 days written notice to CFI.
                                             If Maintenance fees have been
                                             prepaid, you will be entitled to a
                                             prorata refund on the unused amount
                                             less a $250 termination charge.
                                          2. CFI may change its terms upon a
                                             minimum 90 days written notice.

SERVICES PROVIDED: Payment of maintenance fees listed above entitles you to the following services by CFI:
     1.   Updates - Updates to the presently editing functions of the software.
     2. Toll Free Support - Unlimited access to CFI's 800 telephone support during CFI's support hours (6:00 am to 6:00 PM Pacific Time).
     3. Compliance Newsletter - Or a copy of the CFI compliance newsletter as it is Published.
     4. Corrections - Prompt corrections of any problems in the software that are attributable to CFI and which significantly affect the use of the software. CFI must be notified of the situation and you must help CFI duplicate the problem. CFI will fix the problem without additional charge. Correction will be made by CFI at the location of its choosing.
CUSTOMER REQUIREMENTS:
You will pay CFI the maintenance fees as set forth above in accordance with the terms of any related Invoice.
     2. You will promptly Install mid use arty updates or corrections suppled by CFI.
     3. You will run and promptly submit the activity mid transaction data reports produced by the system. If the maintenance fees above are based upon the number of loans produced by the system, then for the purposes of this agreement a loan produced by the system shall mean any lending transaction where some or all of the lending documents are generated on LASER PRO and the transaction is consummated and boarded on your books of account. This includes all new loam, renewals. extensions. and substitutions of older loans whether those loan documents were created on LASER PRO or not.
     4. If the maintenance fees we based upon the system transaction volume,. then you realize these maintenance fees are rightfully due to CFI and CFI has the right to audit your books (at CFI's cost) solely for the purpose of determining that the appropriate information is being provided to CFI so it may generate maintenance billings.
ADDITIONAL PROVISIONS:
     1. CFI will not be required to fix any problems which are attributable to your modifying the software or moving it to new or different hardware, operating systems. networks or the like. CFI is not required to fix any problems not caused by LASER PRO (such as local area network problems).
     2. Travel expenses we not covered by this agreement if CFI to required to travel to your site to fix a problem, and that problem is caused by you, then you will reimburse CFI its reasonable out-of-pocket travel expenses.
     3.   This agreement is governed by the laws of the state of Oregon

CFI SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER OR ANY OTHER REMEDIES UNDER CONTRACT OR TORT THEORIES OF LAW, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, BUSINESS INTERRUPTIONS, LOSS OF BUSINESS REVENUE. OR LOSS OF BUSINESS INFORMATION, ARISING OUT OF THE USE OF THE SOFTWARE EVEN IF CFI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CFI DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Additional Terms and Conditions (if any) shown on reverse.

 CFI  BANKERS SERVICE GROUP, INC.
 AUTHORIZED SIGNATURE                    PRINTED NAME
 /s/ J.M. Swan                               Jeffrey H. Swan, Sr. Vice President
 --------------------------------            -----------------------------------
 x   YES I accept and agree to the terms of the $1 Million CFI Warranty and the
---  CFI LASER PRO Maintenance and Service Agreement, both which I have received.



     /s/ Mary E. Gilchrist
------------------------------------
Signature

     Sr. V.P.                7/19/91
------------------------------------
Title                        Date

                                [CFI LETTERHEAD]

                                CFI LASER(TM) PRO
                        Maintenance and Service Agreement

[CFI LOGO]

We are pleased to provide your LASER PRO Maintenance and Service Agreement from CFI. It is effective once we have signed below and you have accepted our service by installing LASER PRO. Please read this agreement carefully. Store your copy of this agreement in a safe place. Make sure users keep the Agreement Number handy when they call for assistance.

AGREEMENT NO.                 DATE OF AGREEMENT      SUPPORT TELEPHONES TO CALL
 91LP-0531U       KSM100          9/27/91                 1-800-274-7280

CUSTOMER NAME, STREET ADDRESS, CITY, STATE, ZIP
 MIAMI COUNTY NATIONAL BANK
 MARY ELLEN GILCHRIST
 I SOUTH PEARL ST
 PAOLA                          KS                  66071
   Application      X Closing         Tracking
 --                ---             --
Maintenance Fees
VARIABLE, $3.00 PER LOAN, $3000.00 ANNUAL MINIMUM, BILLED IN ADVANCE IN QUARTERLY INCREMENTS.
State Laws Under Which you will Lend: KS

   Expiration Date              , 19       X   Continuous
--                 -------------    --    ---
                                          1. You may terminate this agreement
                                             with 60 days written notice to CFI.
                                             If Maintenance fees have been
                                             prepaid, you will be entitled to a
                                             prorata refund on the unused amount
                                             less a $250 termination charge.
                                          2. CFI may change its terms upon a
                                             minimum 90 days written notice.

SERVICES PROVIDED: Payment of maintenance fees listed above entitles you to the following services by CFI:
     1.   Updates - Updates to the presently editing functions of the software.
     2. Toll Free Support - Unlimited access to CFI's 800 telephone support during CFI's support hours (6:00 am to 6:00 PM Pacific Time).
     3. Compliance Newsletter - Or a copy of the CFI compliance newsletter as it is Published.
     4. Corrections - Prompt corrections of any problems in the software that are attributable to CFI and which significantly affect the use of the software. CFI must be notified of the situation and you must help CFI duplicate the problem. CFI will fix the problem without additional charge. Correction will be made by CFI at the location of its choosing.

CUSTOMER REQUIREMENTS:

You will pay CFI the maintenance fees as set forth above in accordance with the terms of any related Invoice.
     2. You will promptly Install mid use arty updates or corrections supplied by CFI
     3. You will run and promptly submit the activity mid transaction data reports produced by the system. If the maintenance fees above are based upon the number of loans produced by the system, then for the purposes of this agreement a loan produced by the system shall mean any lending transaction where some or all of the lending documents are generated on LASER PRO and the transaction is consummated and boarded on your books of account This includes all new loam, renewals. extensions. and substitutions of older loans whether those loan documents were created on LASER PRO or not.
     4. If the maintenance fees we based upon the system transaction volume,. then you realize these maintenance fees are rightfully due to CFI and CFI has the right to audit your books (at CFI's cost) solely for the purpose of determining that the appropriate information is being provided to CFI so it may generate maintenance billings.
ADDITIONAL PROVISIONS:
     1. CFI will not be required to fix any problems which are attributable to your modifying the software or moving it to new or different hardware, operating systems. networks or the like. CFI is not required to fix any problems not caused by LASER PRO (such as local area network problems).
     2. Travel expenses we not covered by this agreement if CFI is required to travel to your site to fix a problem, and that problem is caused by you, then you will reimburse CFI its reasonable out-of-pocket travel expenses.
     3.   This agreement is governed by the laws of the state of Oregon

CFI SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER OR ANY OTHER REMEDIES UNDER CONTRACT OR TORT THEORIES OF LAW, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, BUSINESS INTERRUPTIONS, LOSS OF BUSINESS REVENUE. OR LOSS OF BUSINESS INFORMATION, ARISING OUT OF THE USE OF THE SOFTWARE EVEN IF CFI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CFI DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Additional Terms and Conditions (if any) shown on reverse.

 CFI  BANKERS SERVICE GROUP, INC.
 AUTHORIZED SIGNATURE                    PRINTED NAME
 /s/ J.M. Swan                               Jeffrey H. Swan, Sr. Vice President
 --------------------------------            -----------------------------------

                                   ADDENDUM TO
                LASER PRO [TM] LICENSE AND MAINTENANCE AGREEMENT
                     FOR CUSTOMIZED LOGO ON LASER PRO FORMS

MIAMI COUNTY NATIONAL BANK
1 South Pearl St                                     "CLIENT"
Paola, Kansas 66071
ATTN:   Mary Ellen Gilchrist
PHONE:  (913) 294-4311

CFI Bankers Service Group, Inc.                      "CFI"
220 N.W. Second Avenue, Suite 900
Portland, Oregon 97209

Client has entered into an Agreement with CFI entitled "CFI LASER PRO License and Maintenance Agreement" (the"LASER PRO Agreement"). CFI will "develop the customized Logo to be printed on LASER PRO Forms (the "Logo").

MODIFY LASER PRO AGREEMENT. The Client and CFI agree to modify the LASER PRO Agreement by adding a Logo to the LASER PRO Agreement. The parties agree that the terms and conditions contained In the LASER PRO Agreement are incorporated by reference as part of this Addendum (Including without limitation to paragraph entitled "Property Rights of CFI in the Software"), and the parties agree that this Addendum is a part of the LASER PRO Agreement. The parties also agree to the terms and conditions set forth In this Addendum.

PROGRAM CUSTOMIZED LOGO. CFI agrees to program the customized Logo submitted by the Client and attached to this Addendum for the LASER PRO software and to Incorporate the Client Logo in the software. The Customized Logo shall be a camera ready sample and be attached to Exhibit A to this Addendum.

LICENSE. CFI hereby grants to Client a non-exclusive License for use of the proprietary Logo. Client accepts from CFI a non-exclusive License for the use of the proprietary Logo under this Addendum.

LICENSE AND FEE. Client will pay CFI the License Fee and the services for programming and developing the customized Logo as follows:

     DESCRIPTION                   QUANTITY        FEE PER UNIT       TOTAL
     -----------                   --------        ------------       -----

     LASER PRO Customized LOGO        1              $ 650.00        $650.00

CLIENT UNDERSTANDING. In accepting a License for the use of the proprietary Logo the Client understands that the Logo:

(a) Will print on the first line on the first page of LASER PRO forms designated by CFI-.

(b)  Cannot be printed on LASER PRO recorded documents or federal forms; and

(c) The Logo Is dedicated to the LASER PRO program licensed to the Client in the LASER PRO Agreement.

PAYMENT TERMS. Ail payments due under this Addendum shall be made In accordance with the payment schedule set forth In Exhibit A. All payments shall be made within thirty (30) days of the date of Invoice. If partial deliveries are authorized on Exhibit A, each shipment will be Invoiced and paid for when due without regard to other scheduled deliveries. Prices and fees are exclusive of all federal, state. municipal, and other governmental. excise, sales, use, occupational, and like taxes now in force or enacted In the future and. therefore, prices are subject to increase or subsequent adjustment equal in amount to any tax CFI may be required to collect or pay upon the the sale or delivery of items licensed under this Addendum. If a certificate of exemption or similar document or proceeding is to be made In order to exempt the granting of the license hereunder from sales or use tax liability, Client will obtain and pursue the certificate, document, or proceeding.

RESTRICTIONS ON LOGO. Client agrees that it will not copy or duplicate, or permit any physical or magnetic version of the Logo.

              ADDENDUM FOR CUSTOMIZED LOGO FOR LASER PRO(TM) FORMS
                                   (Continued)


LIMITED WARRANTY AND REMEDIES. The following warranty and remedy provisions apply to the Logo Licensed under this Addendum:

     (a) Client Warranty. Client represents that the sample Logo submitted by the Client is the Logo to program authority to reproduce and published the Logo in the LASER PRO software.

     (b) Logo. CFI provides the following limited warranty with respect to the Logo Licensed under this Addendum. This limited warranty is for this Addendum and is extended only to the Client.

          (I) There is no legal impediment to the grant of the License for the Logo,
          (II) The Logo is fully recorded upon the disk.

     (c) Remedies. Client acknowledges that in the event of any programming errors, its sole remedy shall constitute correction by CFI of any such errors and CFI shall not be liable for any incidental or consequential damages whatsoever.

     (d) NO OTHER WARRANTIES. CFI EXCLUDES ANY AND ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND LIMITS CLIENT'S REMEDY WITH RESPECT TO THE LOGO TO RETURN OF THE LOGO.

TERMINATION RIGHTS. If this Addendum lapses or is terminated, the License for the Logo is canceled and the Client agrees to return the original Logo disks and any backup disks. The provisions in the paragraph entitled "Proprietary Rights of CFI in the Software" in the LASER PRO Agreement shall survive in the event that the LASER PRO Agreement lapses or is terminated and the Client agrees to be bound by those provisions.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed and delivered as of the date it is accepted by CFI, which is shown below.


                                                MIAMI COUNTY NATIONAL BANK

DATE SIGNED: AUGUST 17, 1990               BY:  /s/ MARY E. GILCHRIST
                                                -------------------------------
                                                (SIGNATURE)

                                                MARY E. GILCHRIST,
                                                SR. VICE-PRESIDENT
                                                -------------------------------
                                                (PRINT NAME AND TITLE)

                                                CFI BANKERS SERVICE GROUP, INC.

DATE SIGNED: AUGUST 18, 1990               BY:  /s/ J.M. SWAN
                                                -------------------------------
                                                (SIGNATURE)

                                                JEFFREY M. SWAN,
                                                SENIOR VICE PRESIDENT
                                                -------------------------------
                                                (PRINT NAME AND TITLE)

                              EXHIBIT A TO ADDENDUM
                LASER PRO [TM] LICENSE AND MAINTENANCE AGREEMENT
                     FOR CUSTOMIZED LOGO ON LASER PRO FORMS


PLEASE ATTACHE A CAMERA READY LOGO TO THIS PAGE
INSTRUCTIONS: PAPER CLIP THE LOGO ON THIS EXHIBIT. DO NOT STAPLE, TAPE, OR GLUE LOGO TO THIS PAGE.





              Return To:      Debbie Lenoir
                              CFI Bankers Service Group, Inc.
                              220 N.W.  Second Avenue, Suite 900
                              Portland, OR 97209

                                    AMENDMENT
                                       TO
              CFI LASER PRO [TM] LICENSE AND MAINTENANCE AGREEMENT

THE MIAMI COUNTY NATIONAL BANK
1 SOUTH PEARL
P.O. BOX 369                                         "CLIENT"
PAOLA, KANSAS 66071

ATTN:    MARY ELLEN GILCHRIST
PHONE:   (913) 294-4311


CFI Bankers Service Group, Inc.
220 N.W. Second Avenue                               "CFI"
Portland, Oregon 97209

Client has entered Into an Agreement with CFI entitled "CFI LASER PRO License and Maintenance Agreement" (the "LASER PRO Agreement") dated____________.

Client desires to add additional LASER PRO programs or other Items to the LASER PRO Agreement.

AMENDMENT TO LASER PRO AGREEMENT. The Client and CFI agree to amend the LASER PRO Agreement by adding the LASER PRO programs and items set forth In Exhibit A attached to this Amendment. The Client agrees to pay as set forth In Exhibit A. Exhibits "A". "B"attached to this Amendment are part of this Amendment.

LIMITED WARRANTY AND REMEDIES. The following warranty and remedy provisions apply to all Software licensed under this Amendment. This limited warranty Is for the term of this Amendment and Is extended only to Client

(a) Technical Software Warranty. CFI provides the following limited warranty with respect to all Software licensed under this Amendment:

      (i) There is no legal impediment to the grant In this Amendment of the License of the Software;

     (ii) CFI will transfer to Client all manufacturers' warranties with respect to the material of the Software disk;

    (iii) The Computer Programs are fully recorded upon the disks;

     (iv) The User's Manual contains the information which CFI deems to be reasonably necessary for use of the Computer Programs; and

      (v) The Computer Programs function substantially as described In the Users Manual. CFl does not warrant that the operation of the Computer Programs will be uninterrupted or error free.

(b) Exclusive Remedies Under Technical Software Warranty. During the technical software warranty period, CFI wig design, code, review, document, and deliver promptly any amendments or alterations to the Software that may be required to correct errors In the Software and which significantly affect performance, contingent upon Client advising CFI of errors. CLIENT ACKNOWLEDGES THAT IN THE EVENT OF ANY SUCH PROGRAMMING ERRORS, ITS SOLE REMEDY SHALL CONSTITUTE CORRECTION BY CFI OF ANY SUCH ERRORS AND CFI SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER.

(c) NO OTHER WARRANTIES. CFI EXCLUDES ANY AND ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND LIMITS CLIENTS REMEDY WITH RESPECT TO THE SOFTWARE TO RETURN OF THE SOFTWARE AND THE USER'S MANUAL TO CFI FOR REPLACEMENT OR CORRECTION.

CONSUMER REVOLVING LINE-OF-CREDIT MODULE. CFI hereby grants to Client a nonexclusive License for use of the Consumer Revolving Line-of-Credit Module subject to the provisions set forth In this section on Consumer Revolving Line-of-Credit Module. Client accepts from CFl a nonexclusive License for the use of the Consumer Revolving Line-of-Credit Module pursuant to the conditions and terms contained In this Amendment.

(a) Restrictions on CONSUMER REVOLVING UNE-OF-CREDIT MODULE. The Consumer Revolving Line-Of-Credit Module License Is restricted for use with the LASER PRO Program acquired by the Client. The Consumer Revolving Line-Of-Credit Module License Is limited to the quantity set forth In Exhibit A.

               AMENDMENT TO CFI LICENSE AND MAINTENANCE AGREEMENT
                                   (CONTINUED)

(b) MAINTENANCE FEES. The maintenance fees will billed monthly based on actual use of LASER PRO in accordance with the terms and conditions contained in this Amendment.

CONTINUING VALIDITY. Except as set forth above, all of the terms and conditions of the LASER PRO Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AMENDMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE IT IS ACCEPTED BY CFI, WHICH IS SHOWN BELOW.

                                                      THE MIAMI COUNTY NATIONAL
                                                      BANK

Date Signed:       Oct. 17,  1989              BY:    /s/ MARY ELLEN GILCHRIST,
                                                      SR. VICE-PRESIDENT
                                                      --------------------------
                                                      (SIGNATURE)    (TITLE)

                                                      Mary Ellen Gilchrist,
                                                      Sr. Vice-President
                                                      --------------------------
                                                      (PRINTED NAME AND TITLE)


                                                      CFI BANKERS SERVICE GROUP,
                                                      INC.

Date Signed:        Oct. 20, 1989              BY:    /s/ MICHAEL J. CLEMENT
                                                      --------------------------
                                                      (SIGNATURE)    (TITLE)

                                                      Michael J. Clement  VP
                                                      --------------------------
                                                      (PRINTED NAME AND TITLE)

                                    EXHIBIT A
                                       FOR
                                  AMENDMENT TO
               CFI LASER PRO TM LICENSE AND MAINTENANCE AGREEMENT

OTHER LICENSE FEES AND PRODUCTS

DESCRIPTION                  QUANTITY         PRICE PER UNIT           TOTAL
-----------                  --------         --------------           -----
First Consumer Revolving
Line-of-Credit Module           1               $ 1,500.00          $  1,500.00

           SUB-TOTAL AMOUNT (Other Software and Services)           $  1,500.00



                                            TOTAL AMOUNT*           $  1,500.00



                               BALANCE DUE UPON DELIVERY*              1,500.00

(*Price does not include sales tax where applicable.)

ALL PRICES FIRM UNTIL SEPTEMBER 21,1989
Extension of pricing may be made upon receipt of written request.

CLIENT NAME: THE MIAMI COUNTY NATIONAL BANK

                                    EXHIBIT B
                                       FOR
                                  AMENDMENT TO
              CFl LASER PRO [TM] LICENSE AND MAINTENANCE AGREEMENT

LOCATIONS FOR LASER PRO SOFTWARE

     LOCATION ONE:            THE MIAMI COUNTY NATIONAL BANK
                              1 SOUTH PEARL
                              P.O. BOX 369
                              PAOLA, KANSAS 66071
                              ATTN: MARY ELLEN GILCHRIST
                              PHONE: (913) 294-4311


CLIENT NAME: THE MIAMI COUNTY NATIONAL BANK

          CFI LASER PRO [TM] LICENSE AND MAINTENANCE AGREEMENT

MIAMI COUNTY NATIONAL BANK
P.O. BOX 369                                         "CLIENT"
PAOLA, KANSAS 66071
ATTN:      MARY ELLEN GILCHRIST
PHONE:     913 294 4311
CFI Bankers Service Group, Inc.
220 N.W. Second Avenue                               "CFI"
Portland, Oregon 97209

Client wishes to obtain a license for software developed and owned by CFI. CLIENT AND CFI AGREE AS FOLLOWS:

1. DEFINITIONS. Unless otherwise Indicated, the following terms shall have the following meanings:

     (a) AGREEMENT. The term "Agreement" means this License and exhibits attached to this Agreement. Exhibits "A" and "B" attached to this Agreement are part of this Agreement.
     (b) CFL. The term "CFI" means CFI Bankers Service Group, Inc., an Oregon corporation.
     (c) CLIENT. The term "Client" means the customer named above In this Agreement
     (d) COMPUTER PROGRAMS. Th a term 'Computer Programs" means all computer software programs specifically described on Exhibit A to this Agreement, Including LASER PRO.
     (e) INITIAL TERM. The term "Initial Term" means the Initial term of this Agreement described in paragraph entitled "Term"
     (f) LICENSE. The term "License" means the non-exclusive license and any sublicense granted in this Agreement by CFI to Client of the Computer Program.
     (g) SOFTWARE. The term "Software" means all Computer Programs, the Users Manual, and all related documentation. Information, data, manuals, and training materials.
     (h) USER'S MANUAL. The term "User's Manual" means any operator manuals or manuals for the Computer Programs.

2. LICENSE. CFI hereby grants to Client and Client accepts from CFI, in accordance with the terms and conditions of this Agreement, a non-exclusive License for the use of the proprietary Computer Programs for the term of this Agreement.

3. TERM. The Initial term of this Agreement will commence on the date this Agreement is accepted by CFI and will continue until December 31, 1989 ("Initial Term"). After the Initial Term, this Agreement automatically will be renewed on an annual basis each year thereafter unless and until either party notifies the other In writing, at least sixty (60) days prior to the end of the year then ending, of that party's Intention to terminate this Agreement as of that year and.

4. LICENSE AND MAINTENANCE FEES. During the term of this Agreement, the following fee provisions will apply:

     (a) LICENSE FEES. Client will pay CFI the License fee as set forth In Exhibit A.

     (b) MAINTENANCE FEES. Client will pay CFl the maintenance fees as set forth In Exhibit A. The maintenance fees will be billed monthly as set forth in Exhibit A and will be based on actual use of LASER PRO. Promptly at the start of each month. Client will run the billing report generated by LASER PRO covering loans for the prior month and remit to CFl the fees shown on the report, less any adjustments claimed by Client. It the form printed by LASER PRO does not constitute an Invoice, Client shall send the form promptly to CFl for preparation by CFI of an Invoice.

          For purposes of this Agreement, the term "a loan made on LASER PRO" shall mean any lending transaction where some or all of the lending documents are generated on LASER PRO and the transaction Is consummated and boarded on the Clients books of account. Without imitation, the term Includes all now loans and all renewals, extensions, and substitutions made on LASER PRO for old loans.

          Client shall keep proper books, records, and accounts which shall show all loans made on LASER PRO. CFI shall have the right, at Its expense, at any time or from time to time, upon written notice of not less than ton (10) days, to have an audit made of Client's relevant books, records, and accounts by an accountant appointed by CFI. Any such audit shall be made by an Independent certified public accountant or registered accountant duly licensed and authorized to practice In Client's state. It Is further understood that the scope of the audit shall be strictly limited to a determination of the number of loans made on

              CFI LASER PRO [TM] LICENSE AND MAINTENANCE AGREEMENT
                                   (Continued)

          LASER PRO and that in conducting the audit, the confidentiality of Client's records with its borrowers shall be given the highest practical regard. It is further understood and agreed that CFl will retain as confidential all audit information contained In the above-described reports required by this Agreement, unless CFl is required to divulge this confidential information pursuant to a valid order of governmental entity with the legal right to order the production of the information.

     (c) CHANGE IN TERMS, CONDITIONS AND FEES. After the initial Term, CFl may change any of its maintenance fees, terms and conditions at the beginning of any calendar year, provided that CFI has given Client not less than ninety (90) days prior written notice of the change.

     (d) PAYMENT TERMS. All payments due under this Agreement shall be made In accordance with the payment schedule set forth In Exhibit A. All payments shall be made within thirty (30) days of the date of Invoice. If partial deliveries are authorized on Exhibit A, each shipment will be Invoiced and paid for when due without regard to other scheduled deliveries. Prices and fees are exclusive of all federal, state, municipal, and other governmental, excise, sales, use, occupational, and like taxes now In force or enacted in the future and, therefore, prices are subject to Increase or subsequent adjustment equal in amount to any tax CFI may be required to collect or pay upon the sale or delivery of Items licensed under this Agreement. If a certificate of exemption or similar document or proceeding Is to be made In order to exempt the granting of the license hereunder from sales or use tax liability, Client will obtain and pursue the certificate, document or proceeding.

5. DELAYS. CFI will not be liable for any damages or penalties due to delay in delivery of the Software, or for failure to give notice of delay, when such delay is due to factors beyond CFI's reasonable control, including, without limitation, labor disputes, fire, delays in transportation, casualty, or other acts of God, and delays In delivery by CFI's vendors or other suppliers of materials. If Client Is unable to continue normal use of the Software due to CFI's failure to provide maintenance as provided in paragraph entitled "Software Maintenance," then Client shall be entitled to an abatement of the monthly maintenance fee until such ti me as the failure is cured.

6. PROPRIETARY RIGHTS OF CFL IN THE SOFTWARE. The following provisions relate to CFI proprietary rights in the Software:

     (a) NATURE OF RIGHTS AND TITLE. Client recognizes that the Software is subject to the proprietary rights of CFI or CFI's licensor. Client agrees with CFl that the Computer Programs, documentation, and all information and data supplied by CFI In machine-readable form are trade secrets of CFI or Its licensor, are protected by civil and criminal law and by the law of copyright, are valuable to CFI, and that their use and disclosure must be carefully and continuously controlled. Client further understands that the Users Manual. training aids, and other written materials are subject to federal and state copyright laws.

     (b) TITLE. CFl and/or its licensor retain title to the Software. Including without Limitation the Computer Programs. Client shall keep each and every Item to which CFI retains title free and clear of all claims, liens, and encumbrances except those of CFI, and any act of Client, voluntary or Involuntary, purporting to create such a claim, lien, or encumbrance on such an Item shall be void and of no effect.

     (c) RESTRICTIONS ON CLIENT'S USE. The Software supplied by CFI under this Agreement Is for the sole use of Client on Clients owned or leased equipment at the locations listed on Exhibit B.

          (i) COMPETITIVE USES. Client agrees that while this Agreement Is In effect or while it has custody or possession of any Computer Program licensed under this Agreement, It will not directly or Indirectly lease, license. sublicense, sell, offer, or negotiate to lease, license, sell, or otherwise transfer any interest or permit any use by a third party of the Software supplied under this Agreement. This clause shall not be construed to prohibit Client from acquiring for Its own use other software from third parties.

          (ii) COPIES. Client agrees that it will not copy or duplicate, or permit anyone else to copy or duplicate, any physical or magnetic version of the Computer Programs, documentation, Information, or data furnished by CFI in machine-readable form, or create or attempt to create, or permit others to create or attempt to create, by reverse engineering or otherwise, the source program or any part of the source program from the object program or from other information made available under this Agreement or otherwise, whether oral, written, tangible, or Intangible. If Client desires additional copies for multiple Installations, Client may purchase such copies from CFI at CFI's then current multiple License fee sale discount price. ANY BACKUP DISKS SENT TO CLIENT BY CFI SHALL BE USED BY CLIENT ONLY AS A BACKUP TO THE ORIGINAL AND SHALL BE USED IF AND ONLY IF THE ORIGINAL DISK BECOMES INOPERATIVE, DAMAGED, OR DESTROYED.

     (d) NETWORK RESTRICTIONS. Client agrees that It will not Install any of the Computer Programs on a network, including without limitation a local area network, without notifying CFI and paying CFI the than current fees for use of the Computer Programs on a network.

     (e) OTHER USE RESTRICTIONS. All Computer Programs, documentation, information, and data in machine-readable form supplied under this License shall be kept by Client In a secure piece, under reasonably limited access and use restrictions.

     (f) UNAUTHORIZED ACTS. Immediately upon Client's knowledge, Client agrees to notify CFl immediately of the unauthorized possession, use, or knowledge of any Software supplied under this License and of other Information made available to Client under this Agreement by any person or organization not authorized by this Agreement to have such possession, use or knowledge. Client will promptly furnish full details of such possession, use, or knowledge to CFI, will assist In preventing the recurrence of such possession, use, or knowledge, and will otherwise cooperate with CFI to protect CFI's proprietary rights in the Software.

     (g) RETURN OF SOFTWARE. Upon termination of this Agreement or upon demand of CFl after breach of this Agreement, Client will promptly deliver or mail to CFl all Software, Including without limitation all Computer Programs and backup disks.

                 CFI LASER PRO LICENSE AND MAINTENANCE AGREEMENT
                                   (CONTINUED)

     (h) RIGHT TO SOURCE PROGRAM. If CFI or its legal successor ceases to be In the software business or if CFI or Its legal successor should be declared bankrupt by a court of competent jurisdiction, Client will have the right to obtain, for its own and sole use only, a single copy of the then current version of the source. program of the object programs supplied under this Agreement, and a single copy of the documentation associated with the source program, upon payment to the person In control of the source program of the reasonable cost of making each copy. Each source program supplied to Client under this section shall be subject to each and every restriction use set forth In this Agreement, and Client acknowledges that the source program and its associated documentation are valuable proprietary property of CFI and will be guarded against unauthorized use or disclosure with great care.

     (i) RIGHTS RESERVED AN LAPSE OR TERMINATION. The provisions In paragraph entitled "Proprietary Rights of CFI In the Software" shall survive In the event that this Agreement lapses or is terminated and the Client agrees to be bound to the provisions In paragraph entitled "Proprietary Rights of CFl in the Software." After this Agreement lapses or Is terminated, the Client shall return all Software and any backup disks of the Software to CFI.

7. LIMITED WARRANTY AND REMEDIES. The following warranty and remedy provisions apply to all software licensed under this Agreement.

     (a) SOFTWARE. CFI provides the following limited warranty with respect to all Software licensed under this Agreement. This limited warranty is for the term of this Agreement and Is extended only to Client:

          (i) There Is no legal impediment to the grant of the License of the Software;
          (ii) CFI will transfer to Client all manufacturers' warranties with respect to the material of the Software disk;
          (iii) The Computer Programs are fully recorded upon the disks;
          (iv) The User's Manual is substantially complete and contains the information which CFI deems to be reasonably necessary for use of the Computer Programs; and
          (v) The Computer Programs function substantially as described In the User's Manual.

     (b) REMEDIES. During the warranty period, CFI will design, code, review, document, and deliver promptly any amendments or alterations to the Software that may be required to correct errors in the Software and which significantly affect performance In accordance with the specifications, contingent upon Client advising CFl of errors. Client acknowledges that in the event of any such programming errors, its sole remedy shall constitute correction by CFI of any such errors and CFI shall not be liable for any Incidental or consequential damages whatsoever.

     (c) NO OTHER WARRANTIES. CFI EXCLUDES ANY AND ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND LIMITS CLIENTS REMEDY WITH RESPECT TO THE SOFTWARE TO RETURN OF THE SOFTWARE AND THE USERS MANUAL TO CFI FOR REPLACEMENT OR CORRECTION.

8. MAINTENANCE. During the term of this Agreement, upon payment of the maintenance fees specified In Exhibit A, CFI will provide the following maintenance support, services, and coverages:

     8.1  SOFTWARE MAINTENANCE

     (a) ENHANCEMENTS. CFI will supply Client free of charge with all updates ( including changes to reflect new legislation and case law), new enhancements and modifications to the Software, excluding, however, those which are sold by CFI as separate programs, modules, or as options to the Software. Any changes, additions, and enhancements In the form of new or partial programs or documentation as may be provided by CFI under this Agreement shall remain as the proprietary property of CFl as provided In the paragraph entitled "Proprietary Rights of CFI In The Software of this Agreement, and shall be subject to warranty and remedies provisions of paragraph entitled " Limited Warranty and Remedies" of this Agreement.

     (b) CORRECTIONS. CFI will correct the Software by remedying any programming error which Is attributable to CFI and which significantly affects the use of the Software. The correction will be accomplished promptly by CFI after Client has Identified and notified CFI of any such error in accordance with CFI's established reporting procedures. Client agrees, if requested by CFI, to provide CFI with sufficient support and lost time on Client's computer system to duplicate the problem, certify that the problem Is related to CFI's Software, and determine that the problem has been corrected.

     (c) MODIFICATIONS. Client shall Inform CFI in writing of any modifications or additions made by Client to the Software or created by Client on the Software and shall send a copy of all such modifications and additions to CFl on a floppy disk. CFI will not be responsible for maintaining portions of the Software which are modified by Client or modified by CFI at Client's request.

     (d) CUSTOMER ERRORS. Corrections for difficulties or defects traceable to Client error or system changes will be billed at standard time and material rates.

     (e) EXPENSES. The maintenance provided by CFI under this Agreement covers only corrections and work performed at CFI's offices. If maintenance, as a result of Client action, requires travel by CFl, Client shall reimburse CFI for all travel related out-of-pocket expenses, Including travel to and from the Clients site, lodging, meals, and telephone, as may be necessary In connection with the duties performed hereunder by CFI.

8.2  COMPLIANCE INFORMATION

     (a) NEWSLETTER. CFl shall publish a monthly compliance and documentation newsletter and deliver one copy to Client. Additional

                 CFI LASER PRO LICENSE AND MAINTENANCE AGREEMENT
                                   (CONTINUED)

          copies may be obtained at CFI's then prevailing fee for multiple copies of the newsletter.

     (b) COMPLIANCE QUESTIONS. CFI shall answer questions relating to LASER PRO and other CFI products. Including loan documentation and compliance issues as well as technical issues. CFI cannot and shall not, vender legal advice to client.

     (c) UPDATE FORMS. CFI shall update forms and systems, and develop new forms as needed, to comply with applicable laws affecting the use of the Software.

     (d) LEGAL COUNSEL. Client recognizes that state law prevents CFI and any Industry association sponsoring CFI (including the American Bankers Association) from engaging in the practice of law. Therefore, neither CFI nor any Industry association has or will make any representation or issue any opinion express or implied, concerning the compliance of the CFI forms or the LASER PRO forms with the laws of any state or to laws of the United States, nor make any warranty of any nature, express or implied. Any implied warranties of merchantability or fitness for a particular purpose are disclaimed and excluded by CFI and by the law firms retained by CFI. However, this shall In no way relieve CFI of Its obligation to select competent legal counsel for the purpose of generating and reviewing the CFI forms and LASER PRO for purposes of both federal law and state law. Client agrees that the initial selection of a law firm In the Client's home state represents a sufficient exercise of that obligation. However, Client also acknowledged that the responsibilities of the law firms go in favor of CFI exclusively.

9.   GENERAL PROVISIONS. The following general provisions am a part of this
     Agreement:

     (a) AMENDMENTS. Subject to paragraph entitled "'License and Maintenance Fees" this Agreement or any term hereof may be changed, waived. discharged, or terminated only In writing signed by each of the parties to this Agreement.

     (b) ASSIGNABILITY. This Agreement, or any interest herein or in the Software, shall not be assigned, sublicensed, or otherwise transferred to any party by Client without the prior written consent of CFI. Any such transfer or attempt to transfer without such consent shall be void and of no affect.

     (c) ENTIRE AGREEMENT: This Agreement constitutes the entire understanding between the parties with respect to the subject matter of this Agreement and shall supersede any prior discussions, agreements, and understandings between the parties with respect to such subject matter.

     (d) LAW GOVERNING. This Agreement will be governed by the laws of the state of Oregon.

     (e) NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed, registered or certified mail, postage prepaid, to the address at the beginning of this Agreement or to such other address as any such party may have furnished to the other party in writing.

     (f) SUCCESSORS. Subject to the foregoing provision on assignability, all of do terms and conditions of this Agreement shall be binding upon, and shall Inure to the benefit of, and shall be enforceable by the respective successors and assigns of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date is accepted by CFI, which Is shown below.

                                             MIAMI COUNTY NATIONAL BANK

Date Signed: March 17 1989
                                    BY:      /s/ Mary E. Gilchrist, Sr. VP
                                             ----------------------------------
                                             (Signature) (Title)

                                             Mary E. Gilchrist
                                             Sr. Vice-President
                                             ----------------------------------
                                             (Printed Name and Title)

                                             CFI Bankers Service Group, Inc.

Date Signed: March 21, 1989

                                    BY:      /s/ Steve Gould  Vice President
                                             ----------------------------------
                                             (Signature) (Title)

                                             Steve-Gould   Vice President
                                             ----------------------------------
                                             (Printed Name and Title)

                                    EXHIBIT A
                                       TO
               CFI LASER PRO [TM] LICENSE AND MAINTENANCE AGREEMENT

LASER PRO SOFTWARE

                                                                 Fees
                                                 Quantity       Per Unit        Total
                                                 --------       --------        -----
First Copy                                          1          $7,495.00      $7,495.00

Additional Copies

Total Price                                                                   $7,495.00

Less 15% ABA Discount (For ABA Members Only)                                  $1,124.00

                                              NET PRICE                       $6,370.75


OTHER SOFTWARE PRODUCTS AND SERVICES

                                                                 Fees
                                                 Quantity       Per Unit        Total
                                                 --------       --------        -----
(1)  Training                                                                 $  500.00

(2)

(3)

                                              TOTAL*                           6,870.75

PAYMENT SCHEDULE

                                                     Amount
                                                     ------

   A.   40% Advance deposit with Agreement          2,748.30
   B.   60% Payment on Installation or delivery     4,122.45

                                                        TOTAL PAYMENT* $6,870.75

SOFTWARE MONTHLY MAINTENANCE FEE

Maintenance will be billed monthly based on loans made per month by Client on the Software at the following rates:

Each loan*                                                    N/A
Minimum monthly fee for each Client*                        $ 300.00
(* Price does not include sales tax where applicable.)
ALL PRICES FIRM UNTIL JANUARY 30,1999

Extension of pricing may be made upon receipt of written request.

                   CLIENT NAME:     MIAMI COUNTY NATIONAL BANK

                                    EXHIBIT B
                                       TO
               CFI LASER PRO TM LICENSE AND MAINTENANCE AGREEMENT

LOCATION ONE:               MIAMI COUNTY NATIONAL BANK
                            ----------------------------------
                            (Name of Institution)

                            P.O. BOX 369
                            ----------------------------------
                            (Street Address)

                            PAOLA, KANSAS 66071
                            ----------------------------------
                            (City, State Zip)

                            (Phone Number)

                            MARY ELLEN GILCHRIST
                            ----------------------------------
                            (Contact Person)

LOCATION TWO:
                      (Name of Institution)

                      (Street Address)

                      (City, State Zip)

                      (Phone Number)

                      (Contact Person)

LOCATION THREE:
                      (Name of Institution)

                      (Street Address)

                      (City, State Zip)

                      (Phone Number)

                      (Contact Person)

                      CLIENT NAME: